UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 24, 2003

Date of Report (date of earliest event reported)

PALM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices)

(408) 503-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Palm, Inc. dated June 24, 2003

ITEM 9.	REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12—Results of Operations and Financial Condition)

On June 24, 2003, Palm, Inc. (“Palm”) is issuing a press release and holding a conference call regarding its financial results for the fourth quarter of fiscal 2003 ended May 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Palm is making reference to non-GAAP financial information in both the press release and the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.

By:	/s/ JUDY BRUNER
Judy Bruner
Senior Vice President and Chief Financial Officer

Date: June 24, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Palm, Inc., issued on June 24, 2003.